Exhibit 99.1

Achronix Now Shipping Industry’s Highest Performance Speedster7t FPGA Devices

Press Releases Date: 04/08/2021

Designed for High-Bandwidth Workloads in Applications including AI/ML, 5G infrastructure, Networking, Computation Storage, Test and Measurement

Santa Clara, Calif., April 8, 2021 – Achronix Semiconductor Corporation, a leader in high-performance FPGAs and embedded FPGA (eFPGA) IP, today announced that it has begun shipping its 7nm Speedster®7t AC7t1500 FPGAs to customers ahead of schedule. The Speedster7t family is purpose-built for high bandwidth workloads in a broad range of applications including AI/ML, 5G infrastructure, networking, computational storage, test and measurement, where Speedster7t FPGAs eliminate critical performance bottlenecks associated with traditional FPGAs.

The Speedster7t FPGA family is built on TSMC’s 7nm process technology and delivers the industry’s highest performance for networking, storage and compute acceleration. “Achronix’s Speedster7t FPGAs provide customers the highest bandwidth FPGAs available today and include innovative architectural features which make them ideal for data acceleration applications,” said Robert Blake, CEO of Achronix.

“I am exceptionally proud of what the Achronix team has accomplished. The hardware validation of the first devices is progressing ahead of schedule with devices operating as expected, which has enabled us to accelerate time-to-market from months to weeks thanks to TSMC, our foundry partner’s leading-edge process technology and manufacturing expertise.”

The AC7t1500 has been optimized for high bandwidth applications and includes the industry’s first 2D network-on-chip (NoC) with more than 20 Tbps of bi-directional bandwidth, 112 Gbps SerDes, PCIe Gen5, 400G Ethernet and 4 Tbps external memory bandwidth with its GDDR6 memory interfaces. These devices also include an array of the new innovative machine learning processors (MLPs) which are ideally suited for the diverse and high performance workloads required in AI/ML applications. The Speedster7t FPGAs are supported by the Achronix tool suite which includes Synplify Pro synthesis and the ACE place, route, and timing tools. These industry proven design tools are available today for customers to evaluate and design for Speedster7t FPGAs.

One of the major architectural innovations in Speedster7t FPGAs is the industry’s first 2D NoC. The 2D NoC has dedicated high-bandwidth paths across the entire FPGA fabric interconnecting all functional blocks and peripheral I/O to each other and to the FPGA fabric. The 2D NoC eliminates complex routing bottlenecks found in traditional FPGAs and can transmit or receive 512Gbps at each of the 80 nodes across the FPGA yielding greater than 20Tbps of bidirectional bandwidth. This structure simplifies routing and accelerates timing closure, allowing designers to use the available logic and memory resources to create differentiation in their designs.

General Availability

Engineering samples of the AC7t1500 FPGAs are shipping to customers today. Achronix expects to complete full device validation of the FPGA fabric, hard IP and peripheral interfaces in the second half of 2021 and will begin shipping production devices by the end of 2021.

In January 2021, Achronix entered into a definitive merger agreement with ACE Convergence Acquisition Corp. (Nasdaq: ACEV) in a transaction that would result in Achronix being listed on Nasdaq. The transaction is expected to close in the first half of 2021.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “intend,” “future,” “may,” “will,” “would,” “will be,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. All statements, other than statements of present or historical fact included in this press release, including Achronix’s strategy, products, operations, prospects and pipeline expectations, and plans and objectives of management are forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in domestic and foreign business, market, financial, political, and legal conditions and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; risks related to the rollout of Achronix’s business and the timing of expected business milestones; the effects of competition on Achronix’s business; the effects of the cyclical nature of the semiconductor industry on Achronix’s business; risks related to Achronix’s customer concentration; the risks to Achronix’s business if internal processes and information technology systems are not properly maintained; risks associated with Achronix’s operational dependence on independent contractors and third parties; risks associated with Achronix’s reliance on certain suppliers for, among other things, silicon wafers, and shortages or interruptions in supply of wafers and other supplies; risks and uncertainties related to Achronix’s international operations, including possible restrictions on cross-border investments which could harm Achronix’s financial position; and risks associated with Achronix’s ability to develop new products and adapt to new markets. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ACE’s registration statement on Form S-4, filed with the SEC on February 10, 2021, as may be amended from time to time, and other documents filed or that may be filed by ACE from time to time with the SEC and available on EDGAR at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that Achronix does not presently know, or that Achronix currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements as predictions of future events, and Achronix assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

About Achronix Semiconductor Corporation

Achronix Semiconductor Corporation is a fabless semiconductor corporation based in Santa Clara, California, offering high-end FPGA-based data acceleration solutions, designed to address high-performance, compute-intensive and real-time processing applications. Achronix FPGA and eFPGA IP offerings are further enhanced by ready-to-use accelerator cards targeting AI, machine learning, networking and data center applications. All Achronix products are fully supported by a complete and optimized range of Achronix software tools called ACE, which enables customers to quickly develop their own custom applications.

Achronix has a global footprint, with sales and design teams across the U.S., Europe and Asia. In January 2021, Achronix entered into a definitive merger agreement with ACE Convergence Acquisition Corp. (Nasdaq: ACEV) in a transaction that would result in Achronix being listed on Nasdaq. The transaction is expected to close in the first half of 2021.

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Contacts

Bob Siller
Achronix Semiconductor Corporation
408-889-4142
bobsiller@achronix.com

Achronix and Speedster are registered trademarks, and Speedcore and Speedchip are trademarks of Achronix Semiconductor Corporation. All other brands, product names and marks are the property of their respective owners.